File No. 33-58425    CIK #927229


                       Securities and Exchange Commission
                             Washington, D. C. 20549


                                 Post-Effective


                                 Amendment No. 7


                                       to


                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                The Ranson Municipal Trust, Multi-State Series 5

                 Name and executive office address of Depositor:

                            Ranson & Associates, Inc.
                         250 North Rock Road, Suite 150
                             Wichita, Kansas  67206

                 Name and complete address of agent for service:

                                 Robin Pinkerton
                            Ranson & Associates, Inc.
                         250 North Rock Road, Suite 150
                             Wichita, Kansas  67206



          ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on August 31, 2001 pursuant to paragraph (b) of Rule 485.

                          The Kansas Tax-Exempt Trust

                                    Series 74











                                     Part One

                               Dated August 31, 2001








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part One of this Prospectus May Not Be Distributed Unless Accompanied by Part Two.

                          The Kansas Tax-Exempt Trust
                                   Series 74
                             Essential Information
                              As of April 30, 2001
                Sponsor and Evaluator: Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $2,610,000
Number of Units                                                            3,022
Fractional Undivided Interest in the Trust per Unit                      1/3,022
Principal Amount of Municipal Bonds per Unit                            $863.666
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $2,644,774
  Aggregate Bid Price of Municipal Bonds per Unit                       $875.173
  Cash per Unit (1)                                                     $(2.566)
  Pricing accrued interest to date of settlement                          $2.396
  Sales Charge of 5.820% (5.50% of Public Offering Price)                $50.925
  Public Offering Price per Unit (inclusive of accrued
    interest) (2)                                                       $925.928
Redemption Price per Unit (inclusive of accrued interest)               $875.003
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $50.925
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                     $609,000

Date of Trust                                                     April 11, 1995
Mandatory Termination Date                                           May 1, 2045

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.


1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

                          The Kansas Tax-Exempt Trust
                                    Series 74
                         Essential Information (continued)
                              As of April 30, 2001
                   Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

Special Information Based on Distributions

Calculation of Estimated Net Annual
  Interest Income per Unit (3):
  Estimated Annual Interest Income                               $50.528623
  Less:  Estimated Annual Expense                                  2.702421
                                                                  ---------
  Estimated Net Annual Interest Income                           $47.826202
                                                                  =========
Calculation of Interest Distribution
  per Unit:
  Estimated Net Annual Interest Income                           $47.826202
  Divided by 12                                                   $3.985517
Estimated Daily Rate of Net Interest
  Accrual per Unit                                                 $.132851
Estimated Current Return Based on Public
  Offering Price (exclusive of accrued interest) (3)                  5.18%
Estimated Long-Term Return (3)                                        3.72%

Trustee's Annual Fees per $1,000 Principal Amount                 $1.919100
Evaluation Fees per $1,000 Principal Amount                        $.250000
Trustee's Miscellaneous Expenses per Unit (includes
an audit fee of $.40 per Unit)                                     $.825453

Record and Computation Dates: Fifteenth day of the month.

Distribution Dates: First day of the month.

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part Two of this prospectus.

                             Report of Independent Auditors


Unitholders
The Kansas Tax-Exempt Trust
Series 74

We have audited the accompanying statement of assets and liabilities of The Kansas Tax-Exempt Trust Series 74, including the schedule of investments, as of April 30, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of investments owned as of April 30, 2001, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Kansas Tax-Exempt Trust Series 74 at April 30, 2001, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.




                                                              Ernst & Young LLP





Kansas City, Missouri
August 17, 2001

                          The Kansas Tax-Exempt Trust

                                    Series 74

                       Statement of Assets and Liabilities

                                 April 30, 2001


Assets
Municipal Bonds, at value (cost $2,547,480)                          $2,644,774
Interest receivable                                                      34,607
Receivable from securities called                                         5,000
                                                                      ---------
Total assets                                                          2,684,381


Liabilities and net assets
Cash overdraft                                                           28,083
Accrued liabilities                                                       1,804
                                                                      ---------
                                                                         29,887

Net assets, applicable to 3,022 Units outstanding:
  Cost of Trust assets, exclusive of interest          $2,547,480
  Unrealized appreciation                                  97,294
  Distributable funds                                       9,720
                                                        ---------     ---------
Net assets                                                           $2,654,494
                                                                      =========

See accompanying notes to financial statements.

                            The Kansas Tax-Exempt Trust

                                     Series 74

                              Statements of Operations


                                                    Year ended April 30
                                                 2001         2000         1999
                                            ---------    ---------    ---------
Investment income - interest                 $155,641     $161,850     $169,228
Expenses:
  Trustee's fees and related expenses           7,252        8,144        7,387
  Evaluator's fees                                664          687          710
                                            ---------    ---------    ---------
Total expenses                                  7,916        8,831        8,097
                                            ---------    ---------    ---------
Net investment income                         147,725      153,019      161,131

Realized and unrealized gain (loss) on
  investments:
  Realized loss on investments                 (1,360)      (4,736)    (10,565)
  Unrealized appreciation (depreciation)
    during the year                            69,804     (153,497)      46,584
                                            ---------     ---------   ---------
Net gain (loss) on investments                 68,444     (158,233)      36,019
                                            ---------     ---------   ---------
Net increase (decrease) in net assets
  resulting from operations                  $216,169      ($5,214)    $197,150
                                            =========     =========   =========

See accompanying notes to financial statements.

                          The Kansas Tax-Exempt Trust

                                   Series 74

                       Statements of Changes in Net Assets

                                                       Year ended April 30
                                                 2001         2000         1999
                                            ---------    ---------    ---------
Operations:
  Net investment income                      $147,725      $153,019    $161,131
  Realized loss on investments                 (1,360)       (4,736)   (10,565)
  Unrealized appreciation (depreciation)
    on investments during the year             69,804      (153,497)     46,584
                                             ---------     ---------  ---------
Net increase (decrease) in net assets
  resulting from operations                   216,169        (5,214)    197,150

Distributions to Unitholders:
  Net investment income                      (148,396)     (154,906)  (162,456)
  Principal from investment transactions       (7,990)      (70,569)  (145,000)
                                             ---------     ---------  ---------
Total distributions to Unitholders           (156,386)     (225,475)  (307,456)

Capital transactions:
  Redemption of Units                         (95,479)      (28,292)          -
                                             ---------     ---------  ---------
Total decrease in net assets                  (35,696)     (258,981)  (110,306)

Net assets:
  At the beginning of the year              2,690,190     2,949,171   3,059,477
                                            ---------     ---------   ---------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $9,720, $4,283
    and $40,031 at April 30, 2001,
    2000 and 1999, respectively)           $2,654,494    $2,690,190   $2,949,171
                                            =========     =========    =========
Trust Units outstanding at the end of
  the year                                      3,022         3,132        3,165
                                            =========     =========    =========
Net asset value per Unit at the end of
  the year                                    $878.39       $858.94      $931.81
                                            =========     =========    =========


See accompanying notes to financial statements.

                                                The Kansas Tax-Exempt Trust

                                                       Series 74

                                                Schedule of Investments

                                                   April 30, 2001


                                                      Coupon      Maturity  Redemption                     Principal
Name of Issuer and Title of Bond (6) (7)                Rate          Date  Provisions(2)     Rating(1)      Amount     Value(3)
---------------------                                   ---             ---  -----                 ---    ---------          ---
City of Burlington, Kansas, Pollution Control         7.000%      6/01/2031  2001 @ 102            AAA     $475,000     $485,460
Refunding Revenue Bonds, Series 1991 (Kansas
Gas and Electric Company Project).
Insured by MBIA. (4)

+Unified School District No. 340 Jefferson County,    6.450       9/01/2012  2004 @ 100            AAA      145,000      157,511
Kansas (Dodge City), General Obligation Bonds, Series
1994.  Insured by CGIC. (4)


+City of Kansas City, Kansas, Utility System          6.375       9/01/2023  2004 @ 102            AAA     200,000       220,334
Refunding and Improvement Revenue Bonds, Series
1994.  Insured by FGIC. (4)

#City of Kansas City, Kansas, Utility System          6.375       9/01/2023  2015 @ 100 S.F.       AAA     400,000       430,196
Refunding and Improvement Revenue Bonds, Series 1994.                        2004 @ 102
Insured by FGIC. (4)



Kansas Turnpike Authority Turnpike Revenue Bonds,     5.250       9/01/2017  2013 @ 100 S.F.       AAA     650,000       651,878
Series 1993.  Insured by AMBAC. (4)                                          2003 @ 102



City of Olathe, Kansas, and Labette County,           7.800       2/01/2025  2024 @ 100 S.F.       Aaa*    115,000      122,578
Kansas, Collateralized Single Family Mortgage                                2005 @ 105
Refunding Revenue Bonds, Series 1994 C-1.

+Reno County, Kansas, and Labette County, Kansas,     0.000      12/01/2015                        AAA     125,000       57,732
Single Family Mortgage Revenue Bonds (Multiple
Originator and Servicers), 1983 Series A.
Insured by FGIC.  (4) (5)

Unified School District No. 356 Summer County,        5.750       9/01/2015  2005 @ 100            AAA     500,000      519,085
Kansas (Conway Springs), General Obligation Bonds,
Series 1995.  Insured by MBIA. (4)
                                                                                                         ---------    ---------
                                                                                                        $2,610,000    $2,644,774
                                                                                                         =========     =========

See accompanying notes to Schedule of Investments.

                              The Kansas Tax-Exempt Trust

                                      Series 74

                           Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on this Bond was obtained by the issuer of the Bond. No representation is made as to any insurer's ability to meet its commitments.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of this Bond the value increases, so that upon maturity, the holders of this Bond will receive 100% of the principal amount thereof.

6. The securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

7. The security preceded by (#) is of the same issue as another Bond in the Trust.

See accompanying notes to financial statements.

                               The Kansas Tax-Exempt Trust

                                        Series 74

                               Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

Ranson & Associates, Inc. serves as the Trust's sponsor and evaluator.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson & Associates, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on April 11, 1995 (Date of Deposit). The premium or discount (including any original issue discount) existing at April 11, 1995, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

Adoption of AICPA Audit and Accounting Guide

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies. The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not amortize premiums or accrete discounts on fixed income securities. The recording of premium amortization and discount accretion will not impact total net assets of the Trust, but rather, changes net investment income with an offsetting increase or decrease in realized or unrealized gain/loss within the statement of operations.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at April 30, 2001:

   Gross unrealized appreciation                                    $122,087
   Gross unrealized depreciation                                     (24,793)
                                                                  ----------
   Net unrealized appreciation                                       $97,294
                                                                   =========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

                           The Kansas Tax-Exempt Trust

                                   Series 74

                      Notes to Financial Statements (continued)

4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

Distributions

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution     April 30, 2001         April 30, 2000         April 30, 1999
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----        ---------  ---------- ---------  ---------- ---------  ----------
Monthly         $48.16    $148,230    $49.04    $154,815    $51.33    $162,456

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                                     Year ended April 30
                                                       2001           2000
                                                 ----------     ----------
Principal portion                                   $95,479        $28,292
Net interest accrued                                    166             91
                                                 ----------     ----------
                                                    $95,645        $28,383
                                                  =========      =========
Units                                                  110              33
                                                  =========      =========


In addition, distribution of principal related to the sale or call of securities is $2.63, $22.31 and $45.81 per Unit for the years ended April 30, 2001, 2000 and 1999, respectively.

                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated August 17, 2001, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of The Kansas Tax-Exempt Trust Series 74 dated August 31, 2001.



                                                              Ernst & Young LLP


Kansas City, Missouri
August 31, 2001

                             The Nebraska Tax-Exempt Trust

                                       Series 5












                                       Part One

                                  Dated August 31, 2001








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part One of this Prospectus May Not Be Distributed Unless Accompanied by Part Two.

                         The Nebraska Tax-Exempt Trust
                                   Series 5
                             Essential Information
                              As of April 30, 2001
             Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                  $1,810,000
Number of Units                                                           1,932
Fractional Undivided Interest in the Trust per Unit                     1/1,932
Principal Amount of Municipal Bonds per Unit                           $936.853
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio            $1,908,560
  Aggregate Bid Price of Municipal Bonds per Unit                      $987.867
  Cash per Unit (1)                                                    $(4.387)
  Pricing accrued interest to date of settlement                         $2.658
  Sales Charge of 5.820% (5.50% of Public Offering Price)               $57.393
  Public Offering Price per Unit (inclusive of accrued
    interest) (2)                                                    $1,043.531
Redemption Price per Unit (inclusive of accrued interest)              $986.138
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                        $57.393
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                    $500,000


Date of Trust                                                   April 11, 1995
Mandatory Termination Date                                         May 1, 2045

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

                        The Nebraska Tax-Exempt Trust
                                  Series 5
                       Essential Information (continued)
                             As of April 30, 2001
                 Sponsor and Evaluator: Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

Special Information Based on Distributions

Calculation of Estimated Net Annual
  Interest Income per Unit:
  Estimated Annual Interest Income                                   $56.150362
  Less:  Estimated Annual Expense                                      2.993696
                                                                      ---------
  Estimated Net Annual Interest Income                               $53.156666
                                                                      =========
Calculation of Interest Distribution per Unit:
  Estimated Net Annual Interest Income                               $53.156666
  Divided by 12                                                       $4.429722
Estimated Daily Rate of Net Interest Accrual per Unit                  $.147657
Estimated Current Return Based on Public Offering
Price (exclusive of accrued interest) (3)                                 5.40%
Estimated Long-Term Return (3)                                            4.47%
                                                                      $2.020000
Trustee's Annual Fees per $1,000 Principal Amount                      $.250000
Evaluation Fees per $1,000 Principal Amount
Trustee's Miscellaneous Expenses per Unit
(includes an audit fee of $.40 per Unit)                               $.815280

Record and Computation Dates: Fifteenth day of the month.

Distribution Dates: First day of the month.

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part Two of this prospectus.

                            Report of Independent Auditors


Unitholders
The Nebraska Tax-Exempt Trust
Series 5

We have audited the accompanying statement of assets and liabilities of The Nebraska Tax-Exempt Trust Series 5, including the schedule of investments, as of April 30, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2001, by correspondence with the custodial bank.
An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Nebraska Tax-Exempt Trust Series 5 at April 30, 2001, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.




                                                              Ernst & Young LLP





Kansas City, Missouri
August 17, 2001

                          The Nebraska Tax-Exempt Trust

                                    Series 5

                       Statement of Assets and Liabilities

                                 April 30, 2001


Assets
Municipal Bonds, at value (cost $1,780,215)                          $1,908,560
Interest receivable                                                      28,119
                                                                      ---------
Total assets                                                          1,936,679


Liabilities and net assets
Cash overdraft                                                           23,068
Accrued liabilities                                                       1,181
                                                                      ---------
                                                                         24,249

Net assets, applicable to 1,932 Units outstanding:
  Cost of Trust assets, exclusive of interest           $1,780,215
  Unrealized appreciation                                  128,345
  Distributable funds                                        3,870
                                                         ---------    ---------
Net assets                                                           $1,912,430
                                                                      =========

See accompanying notes to financial statements.

                          The Nebraska Tax-Exempt Trust

                                     Series 5

                            Statements of Operations


                                                    Year ended April 30
                                                 2001         2000         1999
                                            ---------    ---------    ---------
Investment income - interest                 $112,818     $120,824     $132,205
Expenses:
  Trustee's fees and related expenses           5,077        6,178        5,866
  Evaluator's fees                                471          505          552
                                            ---------    ---------    ---------
Total expenses                                  5,548        6,683        6,418
                                            ---------    ---------    ---------
Net investment income                         107,270      114,141      125,787

Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) on investments           9,572       (1,466)      21,927
  Unrealized appreciation (depreciation)
    during the year                            62,828     (117,838)      63,551
                                            ---------    ---------    ---------
Net gain (loss) on investments                 72,400     (119,304)      85,478
                                            ---------    ---------    ---------
Net increase (decrease) in net assets
  resulting from operations                  $179,670      ($5,163)    $211,265
                                            =========    =========    =========

See accompanying notes to financial statements.

                          The Nebraska Tax-Exempt Trust

                                    Series 5

                       Statements of Changes in Net Assets


                                                   Year ended April 30
                                                2001          2000          1999
                                           ---------     ---------     ---------
Operations:
  Net investment income                     $107,270      $114,141      $125,787
  Realized gain (loss) on investments          9,572       (1,466)        21,927
  Unrealized appreciation (depreciation)
  on investments during the year              62,828     (117,838)        63,551
                                           ---------     ---------     ---------
Net increase (decrease) in net assets
 resulting from operations                   179,670       (5,163)       211,265

Distributions to Unitholders:
  Net investment income                     (108,293)    (115,325)     (127,817)
  Principal from investment transactions     (15,787)     (26,599)       (5,322)
                                           ---------     ---------     ---------
Total distributions to Unitholders          (124,080)    (141,924)     (133,139)

Capital transactions:
  Redemption of Units                       (174,710)     (14,504)     (284,607)
                                           ---------    ---------      ---------
Total decrease in net assets                (119,120)    (161,591)     (206,481)

Net assets:
  At the beginning of the year             2,031,550     2,193,141     2,399,622
                                           ---------    ---------      ---------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $3,870, $836 and
    $8,124 at April 30, 2001, 2000 and
    1999, respectively)                   $1,912,430     $2,031,550   $2,193,141
                                           =========      =========    =========
Trust Units outstanding at the end
 of the year                                   1,932          2,111        2,126
                                           =========      =========    =========
Net asset value per Unit at the
 end of the year                             $989.87        $962.36    $1,031.58
                                           =========      =========    =========

See accompanying notes to financial statements.

                                                The Nebraska Tax-Exempt Trust

                                                          Series 5

                                                   Schedule of Investments

                                                        April 30, 2001


                                                       Coupon       Maturity     Redemption                   Principal
Name of Issuer and Title of Bond (5)                   Rate             Date     Provisions(2)    Rating(1)      Amount   Value (3)
---------------------                                   ---           ---        -----             ---        ---------   ---------
+Hospital Authority No. 1 of Lancaster County,          6.700%        6/01/2022  2013 @ 100 S.F.   AAA         $380,000    $435,472
Nebraska, Hospital Revenue Bonds (Bryan Memorial
Hospital Project), Series 1992. Insured by MBIA.(4)

City of Lincoln, Nebraska, Electric System               5.250        9/01/2015  2012 @ 100 S.F.    AA          370,000     372,782
Revenue Refunding Bonds, 1993 Series A.                                          2003 @ 102

Nebraska Investment Finance Authority Single             7.050        9/01/2017  2013 @ 100 S.F.    AAA         145,000     150,397
Family Housing Revenue Bonds, 1994 Series C-1.                                   2005 @ 102

Nebraska Investment Finance Authority Single .           6.700        9/01/2026  2019 @ 100 S.F.    AAA         400,000     416,000
Family Housing Revenue Bonds, 1995 Series A                                      2005 @ 101.5

+Nebraska Public Power District Power Supply
System Revenue Bonds, 1993 Series.                       5.000        1/01/2017  2004 @ 101          AAA         350,000     367,091

Omaha Public Power District (Nebraska),
Electric System Revenue Bonds, 1993 Series C.            5.500        2/01/2017  2015 @ 100 S.F.    AA          165,000     166,818
                                                                                 2003 @ 102

                                                                                                            ---------     ---------

                                                                                                           $1,810,000    $1,908,560
                                                                                                            =========     =========

See accompanying notes to Schedule of Investments.

                  The Nebraska Tax-Exempt Trust

                            Series 5

                Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on this Bond was obtained by the issuer of the Bond. No representation is made as to any insurer's ability to meet its commitments.

5. The securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

See accompanying notes to financial statements.

                          The Nebraska Tax-Exempt Trust

                                      Series 5

                          Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

Ranson & Associates, Inc. serves as the Trust's sponsor and evaluator.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson & Associates, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on April 11, 1995 (Date of Deposit). The premium or discount (including any original issue discount) existing at April 11, 1995, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

Adoption of AICPA Audit and Accounting Guide

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies. The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not amortize premiums or accrete discounts on fixed income securities. The recording of premium amortization and discount accretion will not impact total net assets of the Trust, but rather, changes net investment income with an offsetting increase or decrease in realized or unrealized gain/loss within the statement of operations.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at April 30, 2001:

   Gross unrealized appreciation                                       $129,021
   Gross unrealized depreciation                                          (676)
                                                                     ----------
   Net unrealized appreciation                                         $128,345
                                                                      =========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

                        The Nebraska Tax-Exempt Trust

                                  Series 5

                   Notes to Financial Statements (continued)


4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

Distributions

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:


                   Year ended             Year ended             Year ended
Distribution     April 30, 2001         April 30, 2000         April 30, 1999
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----        ---------  ---------- ---------  ---------- ---------  ----------
Monthly         $53.56    $107,998    $54.26    $115,303    $54.84    $127,113


In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                              Year ended April 30
                                        2001           2000           1999
                                  ----------     ----------     ----------
Principal portion                   $174,710        $14,504       $284,607
Net interest accrued                     295             22            704
                                  ----------     ----------     ----------
                                    $175,005        $14,526       $285,311
                                   =========      =========      =========
Units                                    179             15            276
                                   =========      =========      =========

In addition, distribution of principal related to the sale or call of securities is $8.05, $12.52 and $2.26 per Unit for the years ended
April 30, 2001, 2000 and 1999, respectively.

                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated August 17, 2001, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of The Nebraska Tax-Exempt Trust Series 5 dated August 31, 2001.



                                                              Ernst & Young LLP


Kansas City, Missouri
August 31, 2001

         THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.
                     BOTH PARTS OF THIS PROSPECTUS SHOULD BE
                         RETAINED FOR FUTURE REFERENCE.

PROSPECTUS                                                             PART TWO

                           THE RANSON MUNICIPAL TRUST,
                               MULTI-STATE SERIES

     The Trust. The Trust consists of underlying separate unit investment trusts (the "Trust"). The portfolio of each Trust is comprised of interest bearing obligations issued by or on behalf of municipalities or other governmental authorities in the state for which the Trust is named (the "Bonds" or "Securities"). In the opinion of counsel, interest income to the Trusts and to Certificateholders thereof, with certain exceptions, is exempt under existing law from Federal income taxes, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trusts are located, and, in the case of each Kansas Trust, from local Kansas intangible personal property taxes, but may be subject to the Federal alternative minimum tax and other state and local taxes. Capital gains, if any, are subject to tax. The objectives of the Trusts include (1) interest income which is exempt from Federal income taxes, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trusts are located, and, in the case of each Kansas Trust, from intangible personal property taxes levied by Kansas counties, cities and townships,
(2) conservation of capital, and (3) liquidity of investment (see "Objectives of the Trusts"). For a listing of the Bonds, if any, subject to the Federal alternative minimum tax, see Part One of this Prospectus. The payment of interest and the preservation of capital are dependent upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. Certain of the Bonds are obligations which derive their payment from mortgage loans. A substantial portion of such Bonds will probably be redeemed prior to their scheduled maturities; any such early redemption will reduce the aggregate principal amount of the affected Trust and may also affect the Estimated Long-Term Return and the Estimated Current Return. Depending on which Bonds are redeemed at any given time, the then Estimated Current Return may be higher, lower or unchanged from the Estimated Current Return that existed immediately prior to such redemption. There is no assurance that the Trusts' objectives will be met. The Sponsor of the Trusts is Ranson & Associates, Inc., Suite 150, 250 North Rock Road, Wichita, Kansas 67206.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
         ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR

             ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus is that date as set forth in Part One of this Prospectus.

                            RANSON & ASSOCIATES, INC.
                                     SPONSOR

     Public Offering Price. The secondary market Public Offering Price will be equal to the aggregate bid price of the Bonds in the portfolio of a Trust divided by the number of Units outstanding, plus a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." If the Bonds in the Trusts were available for direct purchase by investors, the purchase prices of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering Information." In addition, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement (three business days after order). See "Accrued Interest." The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

     The Units. Each Unit represents a fractional undivided interest in the principal and net income of a Trust. The minimum purchase is one Unit.

     Distributions. Distributions of interest received by a Trust will be made on a monthly basis (prorated on an annual basis) on the first day of each month to holders of record on the fifteenth day of the preceding month. Distributions of funds in the Principal Account, if any, will also be made monthly on the first day of each month to holders of record on the fifteenth day of the preceding month. See "Distribution of Interest and Principal."

     Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with any changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the Bonds. The Public Offering Price will vary with any changes in the bid prices of the underlying Bonds. There is, therefore, no assurance that the Estimated Current Return will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

     Redemption and Market For Units. A Certificateholder may redeem Units at the office of the Trustee (see "Trustee Information"), at prices based upon the bid prices of the Bonds. In addition, although not obligated to do so, the Sponsor intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trusts (see "Redemption and Repurchase of Units").

SUMMARY OF THE TRUSTS

     Each series of the Trust is one of a series of unit investment trusts created under the laws of the State of Missouri pursuant to a Trust Indenture and Agreement (the "Indenture") between Ranson & Associates, Inc., as Sponsor, and The Bank of New York, as Trustee, or their predecessors.

     Each Trust consists of a portfolio of interest bearing obligations issued by or on behalf of the state for which such Trust is named and political subdivisions, municipalities and authorities thereof, the interest on which is excludable, in the opinion of recognized bond counsel, from federal gross income, from state income taxes to the extent indicated when held by residents of the state where the issuers of the Bonds in such Trust are located, and in the case of a Kansas Trust, from local Kansas intangible personal property taxes. However, interest on all obligations held by a Trust may be subject to the alternative minimum tax for Federal income tax purposes. Accordingly, the Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. See "Tax Status (Federal, State, Capital Gains)." An investment in a Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in a portfolio. The Sponsor cannot predict whether the value of the Bonds in a portfolio will increase or decrease.

     Each Unit offered represents that fractional undivided interest in a Trust indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in a Trust represented by such fraction will remain unchanged. Units in a Trust will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Indenture.

     The Indenture may be amended at any time by consent of Certificateholders representing at least 51% of the Units of a Trust then outstanding. The Indenture may also be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or
(2) to make such other provisions as shall not adversely affect the interest of the Certificateholders, provided, however, that the Indenture may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in a Trust except in connection with the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Certificateholders of any amendment promptly after the execution thereof.

     The Trust may be terminated at any time by consent of Certificateholders representing at least 51% of the Units of a Trust then outstanding or by the Trustee when the value of a Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held in a Trust, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution.

     Written notice of any termination specifying the time or times at which Certificateholders may surrender their certificates for cancellation shall be given by the Trustee to each Certificateholder at the address appearing on the registration books of a Trust maintained by the Trustee. The Trustee will begin to liquidate any Bonds held in a Trust within a reasonable period of time from said notification and shall deduct from the proceeds any accrued costs, expenses or indemnities provided by the Indenture, including any compensation due the Trustee, any costs of liquidation and any amounts required for payment of any applicable taxes, governmental charges or final operating costs of a Trust.

     The Trustee shall then distribute to Certificateholders their pro rata shares of the remaining balances in the Principal and Interest Accounts together with a final distribution statement which will be in substantially the same form as the annual distribution statement (see "Other Rights of Certificateholders"). Any amount held by the Trustee in any reserve account will be distributed when the Trustee determines the reserve is no longer necessary in the same manner as the final distribution from the Principal and Interest Accounts (see "Distribution of Interest and Principal").

     The Sponsor and the Trustee shall be under no liability to Certificateholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

     The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

     Certain of the Bonds in a Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. See "Notes to Trust Portfolio" in Part One of this Prospectus.

DESCRIPTION OF TRUST PORTFOLIOS

     Kansas Trusts. Generally. Kansas, a largely rural state, is expected to experience a respectable level of growth in 2001, but at a lower rate compared to prior years. With more than 90% of Kansas' land area dedicated to crop and livestock production, agriculture continues as one of the most important sectors of the state economy. Ongoing problems in the farm economy in 2000 caused farm employment to fall 3.0% compared to a 13.6% increase in 1999. In 2000, the Kansas civilian labor force grew at a 1.4% rate, which is slightly more than the 1.1% growth rate realized in 1999. Three major industries make up nearly three-fourths of salary and wage disbursements in Kansas, with services accounting for 29.7% of total, while manufacturing accounted for 22.4%, and government for 22.0%. In 2000, the unemployment rate in Kansas stood at 3.4% compared to 3.0% in 1999. The growth rate of personal income in Kansas rose slightly 5.2% in 2000 compared with 5.0% growth in 1999.

     Overall, the Kansas economy is expected to experience moderate but less rapid growth than the national economy in 2001. Gross State Product is forecasted to increase by 2.7% in 2001 compared to 4.7% in 2000. Personal income in Kansas is forecasted to increase by 5.0% in 2001 compared to 5.2% in 2000. The unemployment rate is expected to decrease from 3.4% in 2000 to 3.2% in 2001.

     Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers. The state budget office projects revenue growth of 3.7% for FY 2000, and 4.0% for FY 2001. The estimate assumes economic growth will continue in Kansas but at a moderate rate from the two previous years. In addition, the estimate reflects State General Fund income of $91.0 million from the State of Kansas's settlement with tobacco companies. Even with this projected revenue growth, the planning report shows that reduction from FY 2000 spending levels may need to be made in the coming budget year in order to maintain the statutorily required 7.5% ending balance. Limited resources will require continued prudent management and a careful consideration of priorities in each agency.

     Debt Management

     The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The Kansas Constitution provides for the issuance of general obligation bonds subject to certain restrictions, but no bonds have been issued under this provision for many years. As such, the State of Kansas has no general obligation debt rating. No other provision of the Constitution or state statute limits the amount of debt that can be issued. Although the state's Comprehensive Transportation Program anticipates 662.0 million in bond revenue's estimated over the next ten years, Kansas continues to have the lowest per capita debt among the 50 states.

     Each Kansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

     Nebraska Trusts. Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

     As of December 2000, total non-farm employment was down .9% from the previous year. The state's three leading non-farm employers were services, wholesale and retail trade and government with approximately 244,000, 212,000 and 153,600 jobs as of December 2000. It is estimated that non-farm employment will grow .9% in 2001 and 1.4% in 2000. Indeed, the latest economic forecast for Nebraska published in March 2001 by the Nebraska Business Forecast Council, reported a .9% non-farm employment rate growth, well below the average annual rate of 2.1% during the 1990's. The forecast largely reflects the state's extremely tight labor market, not the current national economic slowdown.

     The Nebraska unemployment rate has been the lowest or the second lowest in the nation for the last 9 years. The state's unemployment rate was approximately 2.8% during 2000.

     Revenues and Expenditures. According to the National Association of State Budget Officers, Nebraska had approximately $2.4 billion in revenues and approximately $2.34 billion in expenditures for fiscal year 2000.

     In 1983, Nebraska created the Cash Reserve Fund ("CRF") to provide a source of funds for temporary transfers to the State General Fund when balances were not sufficient to process expenditures transactions. The most recent legislative change to the operation of the CRF occurred in 1996 and provides for an annual, rather than quarterly, comparison of the actual General Fund receipts to the certified projection of the Economic Forecasting Advisory Board. If actual receipts are greater than the certified projection, a transfer in the amount of the difference is made from the General Fund to the CRF. In July 2000, approximately $77.6 million was moved from the General Fund to the CRF. The current estimate of the Economic Forecasting Board exceeds the certified forecast for FY 2000-01. If the actual receipts meet that estimate, a transfer of $49.3 million will be made from the General Fund to the CRF in July 2001.

     General. The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Kansas and Nebraska Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the respective State and various agencies and political subdivisions located in the respective State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Kansas or Nebraska Trusts to pay interest on or principal of the bonds.

     Certain of the Bonds in a Trust may be obligations which derive their payment from mortgage loans. Included among these Bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this, an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation an issuer, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to a later date. In connection with the housing bonds held by a Trust, the Sponsor at the date of this Prospectus is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates. For a general discussion of the effects of Bond prepayments and redemptions on Certificateholders who acquired Units at a time when such Bonds were valued in excess of the principal amount or redemption price of such Bonds, see "Bond Redemptions" below.

     Certain of the Bonds in a Trust may be health care revenue bonds. In view of this, an investment in a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation requires a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust. Such adverse changes also may adversely affect the ratings of the Bonds held in the portfolio of the Trust.

     Certain of the Bonds in a Trust may be obligations whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Bonds to make payments of principal and/or interest on such Bonds.

     Certain of the Bonds in a Trust may be transportation revenue bonds. Payment on such bonds is dependent on revenues from projects such as tolls on turnpikes. Therefore, payment may be adversely affected by a reduction in revenues due to such factors as competition from toll-free vehicular bridges and roads, increased cost of maintenance, lower cost of alternative modes of transportation and a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     Certain of the Bonds in a Trust may be obligations which derive their payment primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

     Certain of the Bonds in a Trust may consist of obligations of issuers which are, or which govern the operation of colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

     Bond Redemptions. Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Certificateholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. The Trustee has no power to vary the investments of the Trust, i.e., the Trustee has no managerial power to take advantage of market variations to improve a Certificateholder's investment.

     Certain of the Bonds in the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The portfolio in Part One of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. See "Trust Portfolio" and "Notes to Trust Portfolio" in Part One. Certain of the Bonds in a Trust may have been purchased by the Trust at premiums over the par value (principal amount) of such Bonds (see "Trust Portfolio" in Part One). To the extent Certificateholders acquire their Units at a time Bonds are valued at a premium over such par value and such Bonds are subsequently redeemed or prepaid at par or for less than such valuations, Certificateholders will likely sustain losses in connection with such redemptions or prepayments. For the tax effects of Bond redemptions generally, see "Tax Status (Federal, State, Capital Gains)."

     General. To the best knowledge of the Sponsor there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon a Trust. At any time during the life of the Trust, litigation may be initiated on a variety of grounds with respect to Bonds in a Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Trusts have received opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet the obligations undertaken with respect to the Bonds.

OBJECTIVES OF THE TRUSTS

     The Trusts have been formed to provide Certificateholders interest income which is exempt from federal income taxes, from state income taxes when held by residents of the state where the issuers of the Bonds in such Trust are located, and, in the case of a Kansas Trust, from local Kansas intangible personal property taxes. In addition, the Trusts also have objectives which include conservation of capital and liquidity of investment. There is no assurance that the Trusts' objectives will be met.

     In selecting Bonds for a Trust, the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's Corporation rating of the Bonds was in no case less than "BBB-" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa3" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by a Trust (see "Description of Bond Ratings") and (b) the prices of the Bonds relative to other bonds of comparable quality and maturity. Medium-quality Bonds (rated BBB or A by S&P or Baa or A by Moody's) are obligations of issuers that are considered to possess adequate, but not outstanding, capacities to service the obligations. Investment in medium-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Trust may have greater difficulty selling the medium-quality debt securities in its portfolio. After the creation of a Trust, a Bond may cease to be rated or its rating may be reduced below such minimum standards. Neither event requires elimination of such Bond from a portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Trustee Information").

     Each Trust consists of a portfolio of fixed rate, long-term debt obligations. An investment in a Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in a portfolio. The Sponsor cannot predict whether the value of the Bonds in a portfolio will increase or decrease.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

     The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which
(1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING INFORMATION

     Units in a Trust are offered at the Public Offering Price which is based on the bid prices of the Bonds in the portfolio plus a sales charge set forth in Part One of this Prospectus under "Summary of Essential Financial Information" plus accrued and undistributed interest to the settlement date (three business days after order). Units repurchased in the secondary market may be offered by this Prospectus at the Public Offering Price in the manner described herein.

     Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     Units offered by this Prospectus will be distributed to the public by the Sponsor and certain dealers. Dealers will be allowed a concession equal to 4.5% of the Public Offering Price; however, resales of Units by such dealers to the public will be made at the Public Offering Price. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession to dealers from time to time. The minimum purchase will be one Unit.

     Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks in an amount allowing a concession equal to that shown above for dealers.

ACCRUED INTEREST

     Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in a Trust is paid to the Trustee either monthly or semi-annually. However, interest on the Bonds in a Trust is accounted for daily on an accrual basis. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The Trustee has no cash for distribution to Certificateholders until it receives interest payments on the Bonds in a Trust. The Trustee is obligated to advance its own funds, at times, in order to make interest distributions. The Trustee will recover such advances without interest or other costs to a Trust from interest payments made on the Bonds. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

     If a Certificateholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if the Trust is liquidated, he or she will receive at that time his or her proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

REDEMPTION AND REPURCHASE OF UNITS

     Certificateholders may redeem all or a portion of their Units by tender to the Trustee, at its Unit Investment Trust Division office (see "Trustee Information"), of the certificates representing Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed. In order to effect a redemption of Units, Certificateholders must tender their certificates to the Trustee or provide satisfactory indemnity required in connection with lost, stolen or destroyed certificates. No redemption fee will be charged. On the third business day following such tender, the Certificateholder will be entitled to receive in cash for each Unit tendered an amount equal to the redemption price per Unit as next computed after receipt by the Trustee of such tender of Units as determined by the bid price of the Bonds in a Trust on the date of tender (the "Redemption Price") plus accrued interest to, but not including, the date of redemption. The price received upon redemption may be more or less than the amount paid by the Certificateholder depending on the value of the Bonds on the date of tender. The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

     Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. In addition, the Trustee is empowered, with certain recommendations allowed by the Sponsor, to sell Bonds in the portfolio of each Trust to make funds available for redemption. Units redeemed shall be canceled and not be available for reissuance.

     The recognized date of tender is deemed to be the date on which Units are received in proper form by the Trustee prior to 3:00 p.m. Central time. Units received by the Trustee after 3:00 p.m. will be deemed to have their recognized date of tender on the next business day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day (see "Evaluation of the Trust").

     To the extent that Bonds in the portfolio of a Trust are sold to meet redemptions, the size and diversity of such Trust will be reduced. Such sales may occur at a time when Bonds might not otherwise be sold which may result in lower prices received on the Bonds than might be realized under normal trading conditions.

     Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Certificateholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Certificateholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Certificateholder's tax identification number from the selling broker at the time the certificate is issued, and this number is printed on the certificate and on distribution statements. If a Certificateholder's tax identification number does not appear on the certificate or statements, or if it is incorrect, the Certificateholder should contact the Trustee before presenting a certificate for redemption to determine what action, if any, is required to avoid this back-up withholding.

     The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

     The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's Repurchase Price in the secondary market at that time equals or exceeds the redemption price, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the tendering Certificateholder not later than the day on which payment would otherwise have been made by the Trustee. The Public Offering Price of any Units thus acquired by the Sponsor will be in accord with the procedure described in the then currently effective prospectus relating to such Units. Units held by the Sponsor may be tendered to the Trustee for redemption. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

     Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds in a portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of a Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Certificateholder cannot find another purchaser, a Certificateholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the redemption price, which is based upon the aggregate bid prices of the Bonds in a portfolio. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. A Certificateholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

DISTRIBUTION OF INTEREST AND PRINCIPAL

     Interest received by a Trust, including that part of the proceeds from the disposition of Bonds, if any, which represents accrued interest, is credited by the Trustee to the Interest Account. Any other receipts are credited to the Principal Account. Interest received by a Trust will be distributed on or shortly after the first day of each month on a pro rata basis to Certificateholders of record as of the preceding record date (which is the fifteenth day of the month next preceding the distribution). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed on the fifteenth day of each month and will be distributed to Certificateholders as of the first day of the next succeeding month. Such principal distribution may be combined with any interest distribution due to the Certificateholder at that time. Proceeds received from the disposition of any of the Bonds in the portfolio of a Trust after each record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

     The distribution to the Certificateholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to the Certificateholder's pro rata share of the estimated annual income after deducting estimated expenses. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. A person who purchases Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer.

     As of the fifteenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of a Trust (see "Expenses of the Trusts"). The Trustee may also withdraw from said accounts an amount, if deemed necessary, to fund a reserve for any governmental charges or anticipated Trust expenses which may be payable out of the Trust. Amounts so withdrawn will not be considered a part of the Trust's assets until such time as the Trustee shall return all or part of the amount withdrawn to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee (See "Description of Trust Portfolios" and "Redemption and Repurchase of Units").

     Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

DISTRIBUTION REINVESTMENT OPTION

     The Sponsor has entered into arrangements with Ranson Managed Portfolios - The Kansas Municipal Fund (the "Kansas Municipal Fund"), Ranson Managed Portfolios - The Kansas Insured Intermediate Fund (the "Kansas Insured Municipal Fund") and Ranson Managed Portfolios - The Nebraska Municipal Fund (the "Nebraska Municipal Fund") which permit any Certificateholder of a Kansas Trust to elect to have each distribution of interest income or principal, including capital gains, on his Units automatically reinvested in shares of the Kansas Municipal Fund or the Kansas Insured Municipal Fund, respectively and which permit any Certificateholder of a Nebraska Trust to elect to have each distribution of interest income or principal, including capital gains, on his Units automatically reinvested in shares of the Nebraska Municipal Fund. The investment objective of each of the Kansas Municipal Fund and the Kansas Insured Municipal Fund is to provide its shareholders with a high level of current income exempt from both Federal income tax and Kansas income tax as is consistent with preservation of capital. The investment objective of the Nebraska Municipal Fund is to provide its shareholders with as high a level of current income exempt from both Federal income tax and Nebraska income tax as is consistent with preservation of capital. The objectives and policies of the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund are presented in more detail in the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund prospectuses, respectively. Certificateholders should contact the broker from whom they obtained this Prospectus to obtain a current prospectus for the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund, or they may obtain a current prospectus by contacting Ranson Capital Corporation at
(800) 601-5593.

     Certificateholders will be able to reinvest their distributions of interest income or principal in the Kansas Municipal Fund, the Kansas Insured Municipal Fund or the Nebraska Municipal Fund with no sales charge and no minimum investment.

     A Certificateholder may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Distribution Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and the Kansas Municipal Fund, the Kansas Insured Municipal Fund and the Nebraska Municipal Fund each have the right to terminate the Distribution Reinvestment Option, in whole or in part.

TAX STATUS (FEDERAL, STATE, CAPITAL GAINS)

     All Municipal Bonds deposited in a Trust were accompanied by copies of opinions of bond counsel to the issuers thereof, given at the time of original delivery of the Municipal Bonds, to the effect that the interest thereon is excludable from gross income for Federal income tax purposes. In connection with the offering of Units of a Trust, neither the Sponsor, the Trustee, the auditor's nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includible in gross income for Federal income tax purposes and may be includible in gross income for state tax purposes. Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any. For purposes of the following opinions, it is assumed that each asset of the Trust is debt, and the interest on which is excluded for Federal income tax purposes.

     With respect to each Trust, counsel for the Sponsor rendered an opinion as of the Date of Deposit that:

          The Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986, as amended (the "Code"), will retain its status when distributed to Unitholders; however, such interest may be taken into account in computing the alternative minimum tax and an additional tax on branches of foreign corporations.

          Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust in the proportion that the number of Units of such Trust held by him or her bears to the total number of Units outstanding of such Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his or her Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount, market discount that the Unitholder elects to include in income as it accrues, and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust's assets ratably according to their value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his or her Units are sold or redeemed for an amount equal to or less than his or her original cost.

          Any insurance proceeds paid under individual policies obtained by issuers of Bonds or by the Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations, provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Municipal Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Municipal Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Municipal Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his or her Units, and the price the Unitholder pays for his or her Units. Unitholders should consult with their tax advisers regarding these rules and their application.

     Tax-exempt bonds are subject to the market discount rules of the Code. In general, market discount is the amount (if any) by which the stated redemption price at maturity (or, in the case of a bond issued with original issue discount, its "revised issue price") exceeds an investor's purchase price subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Code, accretion of market discount is taxable as ordinary income. Market discount that accretes while a Trust holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

     In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax and the branch profits tax imposed by Section 884 of the Code.

     Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

     In the case of certain Municipal Bonds in a Trust, the opinions of bond counsel indicate that interest on such Municipal Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Municipal Bonds or persons related thereto, for periods while such Municipal Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Municipal Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

     In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% (10% in the case of certain taxpayers in the lowest tax bracket). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property held for more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 20%. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

     Capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions." Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. In addition, the Code treats certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sales rules.

     All statements of law in the Prospectus concerning exclusion from gross income for Federal, State or other tax purposes are the opinions of counsel and are to be so construed.

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor its counsel has made any special review for the Trust of the proceedings relating to the issuance of the bonds or of the basis for such opinions.

     Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

     In addition, under the Code, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted based amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

     Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

     Ownership of the Units may result in collateral Federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

     For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

     Kansas Taxation. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

          The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

          Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

          Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

          Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

          Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

          Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

          Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

          No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

     Nebraska Taxation. At the time of the closing for each Nebraska Trust, Special Counsel to each Nebraska Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

          The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

          Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
     Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

     In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

     We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

     Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

EXPENSES OF THE TRUSTS

     The Sponsor will not receive any fees in connection with activities relating to a Trust. However, for regularly evaluating the portfolio of each Trust, the Evaluator (which is the Sponsor) will receive the annual fee indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in a Trust at any time during such period.

     The Trustee will receive for ordinary services the annual fee from each Trust indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in a Trust at any time during such period. Both the Trustee's fee and the evaluation fee paid to the Sponsor may be adjusted without prior approval from Certificateholders, provided that all adjustments upward will not exceed the cumulative percentage increase of the United States Department of Labor's Consumer Price Index or, if such index is no longer published, in a comparable index. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Certificateholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Indenture, see "Trustee Information" and "Other Rights of Certificateholders."

     The following is a summary of expenses of each Trust which, when owed to the Trustee, are secured by a lien on the assets of such Trust: (1) the expenses and costs of any action undertaken by the Trustee to protect such Trust and the rights and interests of the Certificateholders; (2) any taxes and other governmental charges upon the Bonds or any part of such Trust (no such taxes or charges are currently being levied or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture and all disbursements and expenses including counsel fees (including fees of counsel which the Trustee may retain) and auditing fees sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. Each Trust may pay the costs associated with updating its registration statement each year. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not available in the Interest and Principal Accounts. Costs of disbursement (including postage, checks and handling) of interest, principal and redemption distributions will be paid by the Trustee and will not be charged to such Trust.

EVALUATION OF THE TRUSTS

     The Public Offering Price and the Redemption Price per Unit are based on the bid prices per Unit of the Bonds in the portfolio of a Trust plus accrued interest. The Public Offering Price per Unit also includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." While the Trustee has the power to determine the Public Offering Price per Unit and the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the Public Offering Price per Unit and the Redemption Price per Unit on a daily basis as of 3:00 p.m. Central time on days the New York Stock Exchange is open (and on any other days on which Sponsor secondary market transactions or redemptions occur). With each evaluation, the Public Offering Price per Unit and Redemption Price per Unit is adjusted commensurate with such evaluation, and prices will be effective for all orders for purchases, sales or redemptions received at or prior to 3:00 p.m. Central time on each such day. Orders received by the Trustee or Sponsor after that time, or on a day when no evaluation is made, will be held until the next determination of price. Each evaluation of a Trust has been and will be determined on the basis of cash on hand in a Trust or money in the process of being collected, the value of the Bonds in the portfolio of a Trust based on the bid prices of the Bonds and interest accrued thereon not subject to collection less any taxes or governmental charges payable, any accrued expenses of a Trust and any cash held for distribution to Certificateholders. The result of that computation is then divided by the number of Units outstanding as of the date thereof to determine the per Unit value of the Trust.

     The Evaluator may determine the value of the Bonds in the portfolio of a Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held in a Trust;
(2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds; (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds; or (4) by any combination of the above.

OTHER RIGHTS OF CERTIFICATEHOLDERS

     The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person, who at any time during the calendar year was a registered Certificateholder, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for fees and expenses of a Trust and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption Price based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

     The Indenture requires each Trust to be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor. The Trustee shall not be required (in the case of Series 4 and subsequent series), however, and does not intend to cause such an audit to be performed if its cost to a Trust shall exceed certain specified amounts (not exceeding $.50 per Unit) on an annual basis. Certificateholders may obtain a copy of such audited financial statements upon request.

     In order to comply with Federal and state tax reporting requirements, Certificateholders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

     The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of a Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Certificateholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances, the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement. Although no such charge is now made or contemplated, the Trustee may require a Certificateholder to pay a reasonable fee to be determined by the Trustee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange.

SPONSOR INFORMATION

     Ranson & Associates, Inc., the Sponsor of the Trust, is an investment banking firm created in 1995 by a number of former owners and employees of Ranson Capital Corporation. On November 26, 1996, Ranson & Associates, Inc. purchased all existing unit investment trusts sponsored by EVEREN Securities, Inc. Accordingly Ranson & Associates, Inc. is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Ranson & Associates, Inc. is also the sponsor and successor sponsor of Series of The Kansas Tax-Exempt Trust and Multi-State Series of the Ranson Municipal Trust. Ranson & Associates, Inc. is the successor to a series of companies, of first of which was originally organized in Kansas in 1935. During its history, Ranson & Associates, Inc. and its predecessors have been active in public and corporate finance and have sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Ranson & Associates, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial advisor and as an underwriter for Kansas municipalities. The Sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241.

     If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Trust Agreement and liquidate the Trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

     As stated under "Redemption and Repurchase of Units," the Sponsor intends to maintain a secondary market for the Units of the Trusts. In so maintaining a market, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in each Trust and includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information"). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units.

TRUSTEE INFORMATION

     The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Bank of New York is the successor trustee to Investors Fiduciary Trust Company.

     The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the Trust portfolios. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Certificateholder and for the payment of expenses for which funds may not be available, such of the Bonds as are designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Certificateholders. The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Certificateholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by a Trust of any securities other than the Bonds initially deposited is not permitted.

     If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

     In accordance with the Indenture, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Certificateholder of the Trust. Such books and records shall be open to inspection by any Certificateholder at all reasonable times during the Trustee's usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Indenture on file in its office available for inspection at all reasonable times during its usual business hours by any Certificateholder, together with a current list of the Bonds held in the Trusts.

     Under the Indenture, the Trustee or any successor trustee may resign and be discharged of the trust created by the Indenture by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Certificateholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Indenture at any time with or without cause. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

     Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

LEGAL AND AUDITING MATTERS

     The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, Chicago, Illinois, as special counsel for the Sponsor.

     The financial statements for all periods ended on and after January 31, 1997 included in Part One of this Prospectus and Registration Statement have been examined by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part One of this Prospectus, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements for all prior periods, included in Part One of this Prospectus and Registration Statement have been examined by Allen, Gibbs & Houlik, independent auditors, as set forth in their report appearing in Part One of this Prospectus, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's. A description of the applicable Standard & Poor's rating symbols and their meanings follows:

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable.
Standard and Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

         (1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         (2)   Nature of and provisions of the obligation; and

         (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree.

     A-Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

     L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A-Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

     Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Con. (-)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, or the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

     This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                                TABLE OF CONTENTS

SECTION HEADING                                                          PAGE

GENERAL SUMMARY OF INFORMATION                                             1

SUMMARY OF THE TRUSTS                                                      3

DESCRIPTION OF TRUST PORTFOLIOS                                            5

OBJECTIVES OF THE TRUSTS                                                  13

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN                   14

PUBLIC OFFERING INFORMATION                                               14

ACCRUED INTEREST                                                          15

REDEMPTION AND REPURCHASE OF UNITS                                        15

DISTRIBUTION OF INTEREST AND PRINCIPAL                                    17

DISTRIBUTION REINVESTMENT OPTION                                          18

TAX STATUS (FEDERAL, STATE, CAPITAL GAINS)                                19

EXPENSES OF THE TRUSTS                                                    26

EVALUATION OF THE TRUSTS                                                  27

OTHER RIGHTS OF CERTIFICATEHOLDERS                                        28

SPONSOR INFORMATION                                                       29

TRUSTEE INFORMATION                                                       30

LEGAL AND AUDITING MATTERS                                                31

DESCRIPTION OF BOND RATINGS                                               32


                      Contents of Post-Effective Amendment
                            To Registration Statement



     This Post-Effective amendment to the Registration Statement comprises the following papers and documents:


                                The facing sheet


                                 The prospectus


                                 The signatures


                     The Consent of Independent Accountants

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, The Ranson Municipal Trust, Multi-State Series 5, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, and State of Kansas, on the 31st day of August, 2001.

                              The Ranson Municipal Trust, Multi-State Series 5
                                 Registrant

                              By: Ranson & Associates, Inc.
                                 Depositor

                              By: Robin Pinkerton
                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on August 31, 2001 by the following persons, who constitute a majority of the Board of Directors of Ranson & Associates, Inc.

           Signature                            Title



Douglas K. Rogers    Executive Vice and President and Director
Douglas K. Rogers


Alex R. Meitzner     Chairman of the Board and Director
Alex R. Meitzner


Robin K. Pinkerton   President, Secretary, Treasurer and
Robin K. Pinkerton   Director

                                             Robin Pinkerton

     An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of The Kansas Tax-Exempt Trust, Series 51 (File No. 33-46376) and Series 52 (File No. 33-47687) and the same are hereby incorporated herein by this reference.